SAFEs	12 Months Ended
Dec. 31, 2021
Simple Agreement For Future Equity Disclosure [Abstract]
SAFEs

Note 12 — SAFEs

On October 30, 2020, the Company entered into a SAFE agreement (Simple Agreement for Future Equity) totaling $30,000 issued to Elemental Excelerator (the “SAFE” ).

Conversion or cash-out events: In the event of an equity financing in which the Company issues and sells Preferred Stock for the purpose of raising capital and upon approval by the Company’s Board of Directors, the SAFEs will convert into a series of Preferred Stock of the company. The SAFE will convert into a number of shares of preferred stock equal to the quotient obtained by dividing (x) the principal amount of the SAFE by (y) the product of (A) $30 (which was the applicable price per share in the then-applicable financing round) and (B) 80%.

The SAFE holder will either receive cash or shares of the Company’s common stock for its SAFE if a liquidity event were to occur before the expiration or termination of the SAFE. In the event of a dissolution, the SAFE holder will receive the purchase amount, due and payable immediately prior to, or concurrent with, the consummation of the dissolution event. The SAFE will terminate or expire upon either the issuance of capital stock to the investor, or payment of the amount due to the investor.

Preference upon dissolution: Should the Company dissolve or wind-up operations prior to a conversion or cash-out event, the SAFE holder will be paid back their purchase amount prior to the distribution of assets to Common Stock investors and concurrent with payments for other Convertible Securities and/or Preferred Stock.

In February 2021 the SAFE, upon approval by the board of directors of Legacy X, converted into shares of Class A Preferred Stock shares. The SAFE holder contributed an additional $620,000 in cash and the $30,000 SAFE in exchange for 76,471 shares of Series A Preferred Stock.